                                                                   EXHIBIT 10.15
                                                                  Modification B

                                  CoBANK, ACB


                                        LOAN AGREEMENT NO.  T-6184-B,
                                        T-6186-B, S-6183-B, and S-6181-B

                                        July  19, 1995

CURTICE-BURNS FOODS, INC.
--------------------------------------------------------------------

                                MODIFICATION OF

           TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ('Borrower') and Springfield Bank for Cooperatives, now known as CoBank, ACB ('Bank'),as amended January 26,1995 is hereby further amended as follows:

(1) Section 2.4 entitled Term Loan Facility is modified by decreasing the Term Loan Facility to an aggregate principal amount of up to One Hundred Sixteen Million Two Hundred Ten Thousand Dollars ($116,210,000).

(2) Section 2.7 entitled Seasonal Loan Facility is modified by decreasing the Seasonal Loans to an aggregate principal amount not to exceed at any time outstanding the lesser of (a) Eighty-Three Million Three Hundred Thousand Dollars ($83,300,000) or (b) the Borrowing Base (the 'Seasonal Loan Commitment').

(3) Section 3.7 entitled L/C Limit is modified by increasing the L/C Limit outstanding at any time to Thirteen Million Seven Hundred Thousand Dollars ($13,700,000).

The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

                                                                  EXHIBIT 10.15
                                                                 Modification B
                                                                    (Continued)

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

CoBANK, ACB (formerly known as Springfield
Bank for Cooperatives)



By /s/ Ralph T. Lawrence
   --------------------------
   Its VP


ACCEPTED AND AGREED TO: 7/20/95
                        ---------------
                        (Date)

CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)


By /s/ Roy A. Myers
   --------------------------
   Its President

ACKNOWLEDGED AND AGREED TO: 7/20/95
                            ---------------
                            (Date)

PRO-FAC COOPERATIVE, INC.


By /s/ William D. Rice
   --------------------------
   Its Asst. Treasurer

ACKNOWLEDGED AND AGREED TO: 7/20/95
                            ---------------
                             (Date)

CURTICE-BURNS EXPRESS, INC.
CURTICE-BURNS MEAT SNACKS, INC.
FINGER LAKES PACKAGING COMPANY, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
NALLEY'S CANADA LIMITED
QUALITY SNAX OF MARYLAND, INC.
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By___________________________________________________
  Its

                                                                  EXHIBIT 10.15
                                                                 Modification C


                                  CoBANK, ACB


                                        LOAN AGREEMENT NO.  T-6184-C,
                                        T-6186-C, S-6183-C, and S-6181-C

                                        August 30, 1995

CURTICE-BURNS FOODS, INC.
--------------------------------------------------------------------

                                MODIFICATION OF

           TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ('Borrower') and Springfield Bank for Cooperatives, now known as CoBank, ACB ('Bank'),as amended January 26,1995 and July 19, 1995 is hereby further amended as follows:

(1) Section 2.7 entitled Seasonal Loan Facility is modified by decreasing the Seasonal Loans to an aggregate principal amount not to exceed at any time outstanding the lesser of (a) Eighty-Two Million Eight Hundred Thousand Dollars ($82,800,000) or (b) the Borrowing Base (the 'Seasonal Loan Commitment').

(2) Section 3.7 entitled L/C Limit is modified by increasing the L/C Limit outstanding at any time to Fourteen Million Two Hundred Thousand Dollars ($14,200,000).

The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

                                                                  EXHIBIT 10.15
                                                                 Modification C
                                                                    (Continued)

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

                                               CoBANK, ACB (formerly known as
Springfield
                                               Bank for Cooperatives)



                                               By /s/ Ralph Lawrence
                                                  ------------------------
                                                      Its V.P.


ACCEPTED AND AGREED TO:        8/25/95
                        --------------------
                                (Date)

CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)


By /s/ Roy A. Myers
   ---------------------
   Its President

ACKNOWLEDGED AND AGREED TO:        8/25/95
                           ----------------------
                                    (Date)
PRO-FAC COOPERATIVE, INC.


By /s/ William D. Rice
   ---------------------
   Its Asst. Treas.

ACKNOWLEDGED AND AGREED TO:        8/25/95
                           ----------------------
                                    (Date)
CURTICE-BURNS EXPRESS, INC.
CURTICE-BURNS MEAT SNACKS, INC.
FINGER LAKES PACKAGING COMPANY, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
NALLEY'S CANADA LIMITED
QUALITY SNAX OF MARYLAND, INC.
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By /s/ William D. Rice
   ---------------------
   Its Vice President

                                                                  EXHIBIT 10.15
                                                                 Modification D

                                  CoBANK, ACB


                                        LOAN AGREEMENT NO.  T-6184-D,
                                        T-6186-D, S-6183-D, and S-6181-D

                                        As of September 1, 1995

                           CURTICE-BURNS FOODS, INC.
--------------------------------------------------------------------

                                MODIFICATION OF

           TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice-Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ('Borrower') and Springfield Bank for Cooperatives, now known as CoBank, ACB ('Bank'),as amended January 26, 1995, July 19, 1995 and August 30, 1995 is hereby further amended as follows:

(1) Section 2.6 entitled Amortization of Term Loan Facility Loans is modified by changing the dates of the first five annual installments from September 1 of each year, beginning September 1, 1995, to October 1 of each of the first five years beginning October 1, 1995.

(2) Section 2.7 entitled Seasonal Loan Facility is modified by increasing the Seasonal Loans to an aggregate principal amount not to exceed at any time outstanding the lesser of (a) Ninety-nine Million Eight Hundred Thousand Dollars ($99,800,000) for the period beginning September 15, 1995 and ending at the close of business on December 15, 1995 at which time the aggregate principal amount shall be decreased to Eighty-two Million Eight Hundred Thousand Dollars ($82,800,000)or (b) the Borrowing Base (the 'Seasonal Loan Commitment')

(3) Section 2.14 entitled Fees is modified by adding a paragraph reading as follows:

         (c) The Borrower agrees to pay an origination fee of 2/10 of 1 percent (.20%) on the Seventeen Million Dollar ($17,000,000) increase on the Seasonal Loan Facility to be billed by the Bank.

The Borrower agrees to execute such additional documents, including amendments and modifications of the Seasonal Note, and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.

Curtice-Burns Foods, Inc.
                      Term Loan, Term Loan Facility and Seasonal Loan Agreement


                                                                   EXHIBIT 10.15
                                                                  Modification D
                                                                     (Continued)

The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

All terms of the Term Loan, Term Loan Facility and Seasonal Loan Agreement and any other related loan and collateral documents (collectively 'Loan Documents') remain in full force and effect and are hereby ratified and confirmed, except to the extent modified by this Agreement, by Borrower.

All Financial Statements and disclosures submitted to the Bank under the Loan Documents are true and accurate in all material respects. Except as previously disclosed to the Bank, there has been no material adverse change in the financial condition or operations of Borrower.

The Loan Documents are not subject to any offset, claim, or defense by Borrower.

All liens granted by Borrower to the Bank (i) remain in full force and effect,
(ii) are not subject to any claim or defense, and (iii) retain a first priority lien position.

 To the best of Borrower's knowledge, there are no liens, other than liens granted under the Loan Documents, on any real or personal property of Borrower.

                            CoBANK, ACB (formerly known as Springfield
                            Bank for Cooperatives)

                            By /s/ Ralph T. Lawrence
                               ----------------------------
                               Its V.P.

ACCEPTED AND AGREED TO:          9/14/95
                       --------------------------
                                  (Date)

CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)


By /s/ William D. Rice
   ---------------------
   Its Sr. Vice Pres.

ACKNOWLEDGED AND AGREED TO:       9/14/95
                           ----------------------
                                   (Date)

PRO-FAC COOPERATIVE, INC.


By /s/ Thomas R. Kalchik
   ---------------------
   Its Assisant Secretary

Curtice-Burns Foods, Inc.
                       Term Loan, Term Loan Facility and Seasonal Loan Agreement


                                                                  EXHIBIT 10.15
                                                                 Modification D
                                                                    (Continued)


ACKNOWLEDGED AND AGREED TO:       9/14/95
                           ----------------------
                                   (Date)

CURTICE-BURNS EXPRESS, INC.
CURTICE-BURNS MEAT SNACKS, INC.
FINGER LAKES PACKAGING COMPANY, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
NALLEY'S CANADA LIMITED
QUALITY SNAX OF MARYLAND, INC.
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.


By /s/ William D. Rice
   ---------------------
   Its Vice Pres.

Curtice-Burns Foods, Inc.
                       Term Loan, Term Loan Facility and Seasonal Loan Agreement


                                                                  EXHIBIT 10.15
                                                                 Modification D
                                                                    (Continued)

                        AMENDMENT TO SEASONAL LOAN NOTE

September 15, 1995                                          Rochester, New York


CURTICE-BURNS FOODS, INC., a New York corporation ('Borrower'), and CoBank, ACB ('CoBank'), a corporation established and existing under the law of the United States of America, with regional office located at 67 Hunt Street, Agawam, Massachusetts, hereby agree to amend the Seasonal Loan Note dated November 3, 1994 in the amount of $86,000,000 made by Borrower and PF Acquisition Corp (whereby borrower is the successor to merger between PF Acquisition Corp. and Borrower) to the Springfield Bank for Cooperatives, now known as CoBank ('Note').

The Borrower and CoBank hereby agree as follows:

1. The stated principal amount of the Note is amended from Eighty-Six Million Dollars ($86,000,000) to Ninety-Nine Million Eight Hundred Thousand Dollars ($99,800,000).

The Note is hereby amended accordingly but otherwise shall remain in full force and effect.

                                                     CURTICE-BURNS FOODS, INC.

                                                     By /s/ William D. Rice
                                                        ------------------------
                                                     Title  Sr. Vice Pres.
                                                            --------------------

                                                     CoBank, ACB

                                                     By /s/ Ralph T. Lawrence
                                                        ------------------------
                                                     Title  Vice Pres.
                                                            --------------------